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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 5, 2000
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                            Lucent Technologies Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)

        1-11639                                        22-3408857
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                07974
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  (Address of principal executive offices)               (Zip Code)

                                 (908) 582-8500
                        -------------------------------
                        (Registrant's Telephone Number)


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Item 5.   Other Events.

     The registrant and The Bank of New York have executed the First Supplemental Indenture dated as of April 17, 2000, attached hereto as Exhibit 4, to the Indenture dated as of April 1, 1996.

     The following Exhibit is filed with this report:

          4 First Supplemental Indenture dated as of April 17, 2000 to Indenture dated as of April 1, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LUCENT TECHNOLOGIES INC.



Date:  May 5, 2000                 By:  /s/ William Viqueira
                                   Name:    William Viqueira
                                   Title:   Vice President and Treasurer